Exhibit 10.3

AMENDMENT NO. 6 TO

FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
ARMADA HOFFLER, L.P.

AMENDMENT TO DESIGNATION OF 6.75% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERRED UNITS

August 17, 2020

This Amendment No. 6 to the First Amended and Restated Agreement of Limited Partnership of Armada Hoffler, L.P. (this “Sixth Amendment”) is made as of August 17, 2020 by Armada Hoffler Properties, Inc., a Maryland corporation, as the sole general partner (the “General Partner”) of Armada Hoffler, L.P., a Virginia limited partnership (the “Partnership”), pursuant to the First Amended and Restated Agreement of Limited Partnership of Armada Hoffler, L.P., dated as of May 13, 2013, as amended by Amendment No. 1 thereto dated as of March 19, 2014, by Amendment No. 2 thereto dated as of July 10, 2015, by Amendment No. 3 thereto dated as of June 17, 2019, by Amendment No. 4 thereto dated as of March 6, 2020 and by Amendment No. 5 thereto dated as of July 2, 2020 (as amended, the “Partnership Agreement”). Capitalized terms used and not defined herein shall have the meanings set forth in the Partnership Agreement.

WHEREAS, pursuant to Article XI of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows in connection with the Articles Supplementary of the General Partner designating additional shares of the 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), of the General Partner.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Partnership Agreement hereby is amended as follows:

1.	Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement.

2.
Amendment to Designation of Terms and Conditions of 6.75% Series A Cumulative Redeemable Perpetual Preferred Units. Section 1 of Exhibit H to the Partnership Agreement is hereby amended and restated in its entirety to read as follows:

“1) Designation and Number. A series of Partnership Units, designated as the “6.75% Series A Cumulative Redeemable Perpetual Preferred Units,” hereby is established. The number of Series A Preferred Units shall be 9,980,000.”

3.	Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed and agrees to be bound by this Sixth Amendment as of the date first written above.

GENERAL PARTNER:

ARMADA HOFFLER PROPERTIES, INC.

/s/ Michael P. O'Hara
Michael P. O'Hara
Chief Financial Officer, Treasurer and Secretary